Exhibit 99.1

Worksport Ltd. Unveils Upgraded SOLIS Technology, Enhancing Solar Tonneau Covers for Broader Market Reach

Innovative Upgrade Reduces Consumer Costs by Up to $400 and Increases Compatibility Across Multiple Battery Generator Brands and Types

West Seneca, New York, October 31, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is excited to announce a development for its advanced solar technology system. The Worksport SOLIS solar tonneau cover will be improved to operate at 60V, a meaningful upgrade that is believed to bring substantial cost savings to consumers, expand the addressable market size, and simplify integration with a wider range of other battery generator systems existing in the marketplace.

Cost Savings for Customers & Broader Product Appeal

The change to 60V output provides strong benefits to Worksport’s upcoming SOLIS solar cover product line. Key benefits include:

●	Cost Savings: Anticipated savings of up to $400 USD for the end user, allowing Worksport’s patented SOLIS solar cover to be affordable for a larger portion of the huge global pickup truck market.

●	Broader Compatibility: Enhanced compatibility with a wider range of existing portable energy systems, expanding market potential.

●	Same Performance, Less Complex: The lower voltage is not expected to impact the cover’s performance, while also reducing the complexity of Worksport’s Maximum Power Point Tracking (MPPT) system.

●	Simplified Systems: The 60V configuration streamlines the SOLIS cover and the COR portable energy storage systems, simplifying installation and user experience.

Worksport SOLIS & COR

This planned upgrade to the Worksport SOLIS cover comes as the system is currently in an Alpha release phase, and the Company is collecting real world feedback on the early production units. Worksport’s SOLIS Solar Cover and COR Portable Energy Systems are expected for market release in the near term. Together, they form an advanced nano-grid solution that generates clean, portable power for both recreational and professional uses. Positioned in a rapidly growing portable power market exceeding $4 billion, these innovations are expected to drive the future of Worksport’s growth. Investors can read more here.

Streamlined Solutions and Market Potential

The development of the 60V SOLIS solution allows for a simpler connection between the SOLIS Solar Cover and portable energy systems, like the Worksport COR.

This development will be in immediate effect for the Alpha release within the coming days and is expected to enhance both user experience and cost. This advancement aligns with Worksport’s strategic vision to capture substantial market share in the booming portable energy market. A redesigned wireway management system, set to be finalized by the end of November, will further improve efficiency and aesthetics.

While providing multiple expected benefits, Worksport does not anticipate any timeline shifts as result of this development, the Company will continue to test and enhance the Alpha release systems in real world conditions. As the Alpha release continues to excitingly advance, the Company is preparing for influencer campaigns and live demonstration events to publicly showcase the quality and performance of the Worksport SOLIS Covers with the Worksport COR & other battery generator systems. The Alpha release will be followed by preorders and a larger scale Beta release.

CEO Commentary

“SOLIS testers spoke, and we listened! With this change we expect to drastically enhance compatibility and materially reduce projected customer costs, so we can make our upcoming sustainable energy solutions more affordable to a wider audience,” said Steven Rossi, CEO of Worksport Ltd. “This upgrade not only strengthens our competitive position but also aligns with our commitment to delivering exceptional value and driving growth. We’re excited about the future prospects this technology brings and remain dedicated to pushing the boundaries of innovation in our industry. This solar cover will be priced closely to conventional covers in our marketplace. We think this will make it a clear choice for a huge portion of the 60 million pickup trucks on U.S. roads.”

Investor Inquiries May Be Directed To:

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	October 29: 200% Growth in B2B Sales; Pre-Order Campaign Initiated For AL4
●	October 17: Nasdaq Grants Extension To Regain Compliance
●	October 17: $2MM+ Projected Savings From New Strategic Initiative
●	October 3: Commencing U.S Government Sales
●	September 30: Update On ISO Certification
●	September 19: Alpha Launch of SOLIS & COR
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Record High Revenues; 275% Q2 Growth
●	August 1: Impressive SOLIS Solar Cover Test Results
●	May 8: Worksport Awarded $2.8MM Grant

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

1. Immediate change, now more engineering work required.

2. Timelines not shifted

3. What’s next: - testing them now, alpha launch will be updated to reflect this, and we will get more out on testing.

4: Live demonstration date and influencer dates